UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2005
American Real Estate Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 South Bedford Road, Mt. Kisco, NY	10549

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 242-7700
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition.
Section 7 — Regulation FD
     Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
On November 16, 2005, American Real Estate Partners, L.P. (“AREP”) issued a press release setting forth AREP’s third-quarter 2005 earnings. A copy of AREP’s press release is attached as Exhibit 99.1.
Exhibit Index
99.1	Press Release dated November 16, 2005
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

	By:	American Property Investors, Inc.
General Partner

		By:	/s/ Jon F. Weber

Jon F. Weber
President and Chief Financial Officer

Date: November 16, 2005